UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2010

VITESSE SEMICONDUCTOR CORPORATION

(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31614	77-0138960
(Commission File Number)	(IRS Employer Identification No.)

741 Calle Plano

Camarillo, California 93012

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (805) 388-3700

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01             Entry into a Material Definitive Agreement.

On December 10, 2010, Vitesse Semiconductor Corporation (the “Company”) issued a press release announcing that it has entered into a settlement with the Securities and Exchange Commission (the “SEC”) regarding the previously-disclosed SEC investigation into the Company’s historical stock option practices and certain other accounting irregularities. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits.

99.1	Press release dated December 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2010

VITESSE SEMICONDUCTOR CORPORATION

	By:	/s/ Christopher R. Gardner
Christopher R. Gardner
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 10, 2010.